UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2021

SONOMA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

645 Molly Lane, Suite 150

Woodstock, GA 30189

(Address of principal executive offices)

(Zip Code)

(800) 759-9305

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	SNOA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02       Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with our Chief Executive Officer

Effective on July 1, 2021, we entered into a new employment agreement with our Chief Executive Officer, Amy Trombly, after her prior agreement expired pursuant to its terms.

We agreed to pay Ms. Trombly a base salary of $325,000 per annum, and to provide our standard medical, dental and vacation benefits. Ms. Trombly will be eligible for a target bonus of up to 50% of her base salary per year upon the completion of certain agreed-upon goals based on the sole discretion of the Compensation Committee, and may earn 120% of the target bonus per year for exceeding goals, in the discretion of the Compensation Committee. She is also eligible for annual equity grants in the sole discretion of the Compensation Committee. As was the case with her old agreement, certain legal services not provided by Ms. Trombly will continue to be billed by Trombly Business Law, PC. The Board also agreed that during her time as Chief Executive Officer, Ms. Trombly may continue to represent other clients in her role as attorney.

The employment agreement provides Ms. Trombly with certain separation benefits in the event of termination without cause, for good reason or change of control, as such terms are defined in the employment agreement. In the event Ms. Trombly is terminated without cause, or for good reason or upon change of control, she is entitled to:

•	a lump sum severance payment equal to six months of her base salary upon termination without cause or for good reason, and twelve months her base salary upon termination for change of control;
•	upon termination without cause or for good reason a pro-rata bonus, upon determination by the Corporation’s Board of Directors or Compensation Committee, as appropriate, to be made in its sole discretion, and a target annual bonus amount of $162,500 upon termination upon change of control. The amount, form and payment schedule of such bonus shall be determined by the Compensation Committee.
•	automatic vesting of all unvested time-based options and equity awards;
•	vesting of performance-based equity compensation awards in accordance with the terms of the awards, if the performance goals are satisfied, such determination to be in the sole discretion of the Compensation Committee or the Board, as the case may be; and
•	reimbursement for health care premiums under COBRA until the earliest of: (i) six or twelve months following the date of termination depending on the reason for termination; (ii) the date she is no longer eligible to receive COBRA continuation coverage; or (iii) until she becomes eligible for medical insurance coverage provided by another employer.

Either party may terminate the employment agreement for any reason upon at least 60 days prior written notice. Upon termination for any reason, all vested equity awards will remain exercisable for 18 months following the termination. Receipt of the termination benefits described above is contingent on executing a general release of claims against our Company, resignation from any and all directorships and every other position held by the executive with our Company or any of our subsidiaries, and return of all Company property. In addition, Ms. Trombly will be required to comply with the confidentiality, non-compete, anti-solicitation and non-disparagement provisions of the employment agreement during the term of employment and for two years following termination.

Employment Agreement with our Chief Financial Officer

Effective on July 1, 2021, we entered into as employment agreement with our Chief Financial Officer, Jerry Dvonch. We agreed to pay Mr. Dvonch a base salary of $200,000 per year, and to provide our standard medical, dental and vacation benefits. Mr. Dvonch will be eligible for a target bonus of up to 50% of his base salary per year upon the completion of certain agreed-upon goals based on the sole discretion of the Compensation Committee, and may earn 120% of the target bonus per year for exceeding goals, in the discretion of the Compensation Committee. He is also eligible for annual equity grants in the sole discretion of the Compensation Committee.

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The employment agreement provides Mr. Dvonch with certain separation benefits in the event of termination without cause, for good reason or upon change of control, as such terms are defined in the employment agreement. In the event Mr. Dvonch is terminated without cause, for good reason or upon change of control, he is entitled to:

•	a lump sum severance payment equal to six months of his base salary upon termination without cause or for good reason, and twelve months his base salary upon termination for change of control;
•	upon termination without cause or for good reason a pro-rata bonus, upon determination by the Corporation’s Board of Directors or Compensation Committee, as appropriate, to be made in its sole discretion, and a target annual bonus amount of $100,000 upon termination upon change of control. The amount, form and payment schedule of such bonus shall be determined by the Compensation Committee;
•	automatic vesting of all unvested time-based options and equity awards;
•	vesting of performance-based equity compensation awards in accordance with the terms of the awards, if the performance goals are satisfied, such determination to be in the sole discretion of the Compensation Committee or the Board, as the case may be; and
•	reimbursement for health care premiums under COBRA until the earliest of: (i) six or twelve months following the date of termination depending on the reason for termination; (ii) the date he is no longer eligible to receive COBRA continuation coverage; or (iii) until he becomes eligible for medical insurance coverage provided by another employer.

Either party may terminate the employment agreement for any reason upon at least 60 days prior written notice. Upon termination for any reason, all vested equity awards will remain exercisable for 18 months following the termination. Receipt of the termination benefits described above is contingent on executing a general release of claims against our Company, resignation from any and all directorships and every other position held by the executive with our Company or any of our subsidiaries, and return of all Company property. In addition, Mr. Dvonch will be required to comply with the confidentiality, non-compete, anti-solicitation and non-disparagement provisions of the employment agreement during the term of employment and for two years following termination.

Employment Agreement with Mr. Bruce Thornton

Effective on July 1, 2021, we entered into a new employment agreement with Bruce Thornton, our Chief Operating Officer. The terms of the employment agreement provide for an annual salary of $250,000 for Mr. Thornton. Mr. Thornton also receives certain benefits, such as participation in our health and welfare plans, vacation and reimbursement of expenses and a car allowance. Mr. Thornton will be eligible for a target bonus of up to 50% of his base salary per year upon the completion of certain agreed-upon goals based on the sole discretion of the Compensation Committee, and may earn 120% of the target bonus per year for exceeding goals, in the discretion of the Compensation Committee. He is also eligible for annual equity grants in the sole discretion of the Compensation Committee.

As was the case with his prior agreement, the employment agreement provides Mr. Thornton with certain separation benefits in the event of termination without cause, for good reason or upon change of control, as such terms are defined in the employment agreement. In the event Mr. Thornton is terminated without cause, for good reason or upon a change of control, he is entitled to:

•	a lump sum severance payment equal to one time his base salary;
•	a pro-rata bonus, upon determination by the Corporation’s Board of Directors or Compensation Committee, as appropriate, to be made in its sole discretion as to whether to grant a bonus, and if such bonus is granted, the amount, form and payment schedule. For the avoidance of doubt, Mr. Thornton shall not be entitled to any bonus solely for reason of termination, unless the Board of Directors or the Compensation Committee, as appropriate, in its sole discretion awards such bonus;
•	automatic vesting of all unvested time-based options and equity awards and exercisability of awards for the remainder of their respective terms;
•	vesting of performance-based equity compensation awards in accordance with the terms of the awards, if the performance goals are satisfied, such determination to be in the sole discretion of the Compensation Committee or the Board, as the case may be; and
•	reimbursement for health care premiums under COBRA until the earliest of: (i) one year following the date of termination; (ii) the date he is no longer eligible to receive COBRA continuation coverage; or (iii) until he becomes eligible for medical insurance coverage provided by another employer.

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Mr. Thornton may terminate his employment for any reason upon at least 30 days prior written notice. Receipt of the termination benefits described above is contingent on executing a general release of claims against our Company, resignation from any and all directorships and every other position held by him with our Company or any of our subsidiaries, and return of all Company property. In addition, Mr. Thornton is not entitled to such benefits if he does not comply with the non-competition and invention assignment provisions of his employment agreement during the term of his employment or the confidentiality, non-solicitation and non-disparagement provisions of the employment agreement, during and for two years after his termination.

The foregoing description of the employment agreements is not complete and are qualified in its entirety by reference to the full text of the employment agreements, copies of which are filed herewith as Exhibit 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Employment Agreement by and between the Company and Amy Trombly, dated July 1, 2021.
10.2	Employment Agreement by and between the Company and Jerry Dvonch, dated July 1, 2021.
10.3	Employment Agreement by and between the Company and Bruce Thornton, dated July 1, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonoma Pharmaceuticals, Inc.
(Registrant)

Date: July 6, 2021	By:	/s/ Amy Trombly
	Name: Title:	Amy Trombly Chief Executive Officer

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